Exhibit 10.5
THIRD SUPPLEMENTAL GUARANTEE AGREEMENT
THIRD Supplemental Guarantee Agreement (this “Supplemental Guarantee Agreement”), dated as of June 1, 2009, among RRI Energy Solutions East, LLC (the “Guaranteeing Subsidiary”), a Delaware limited liability company, a subsidiary of RRI Energy, Inc. (formerly Reliant Energy, Inc.) (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Subsidiary Guarantors (as defined in the Guarantee Agreement referred to herein) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture (as defined in the Guarantee Agreement referred to below) (the “Trustee”).
WITNESSETH
WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee a Guarantee Agreement, dated as of December 22, 2004, as supplemented by a Supplemental Guarantee Agreement dated as of September 21, 2006, and a Second Supplemental Guarantee Agreement dated as of December 1, 2006 (as supplemented to date, the “Guarantee Agreement”), providing for the Company’s guarantee (the “RRI Guarantee”) of the Pennsylvania Economic Development Financing Authority’s (“PEDFA”) Exempt Facilities Revenue Bonds (RRI Energy Seward, LLC Project), Series 2003A (the “Series 2003A Bonds”), and the Subsidiary Guarantors’ guarantees of the RRI Guarantee;
WHEREAS, the Guarantee Agreement provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental guarantee agreement pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the RRI Guarantee and the Guarantee Agreement (the “Subsidiary Guarantee”); and
WHEREAS, pursuant to Section 9.01 of the Guarantee Agreement, the Trustee, the Company and the other Subsidiary Guarantors are authorized to execute and deliver this Supplemental Guarantee Agreement.
NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary, the Trustee, the Company and the other Subsidiary Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Series 2003A Bonds as follows:
1. Capitalized Terms. Unless otherwise defined in this Supplemental Guarantee Agreement, capitalized terms used herein without definition shall have the meanings assigned to them in the Guarantee Agreement.
2. Agreement to be Bound; Guarantee. The Guaranteeing Subsidiary hereby becomes a party to the Guarantee Agreement as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Guarantee Agreement. The Guaranteeing Subsidiary hereby agrees to be bound by all of the provisions of the Guarantee Agreement applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Guarantee Agreement. In furtherance of the foregoing, the Guaranteeing Subsidiary shall be deemed a Subsidiary Guarantor for purposes of Article 12 of the Guarantee Agreement, including, without limitation, Section 12.02 thereof.

3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL GUARANTEE AGREEMENT BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
4. Counterparts. The parties may sign any number of copies of this Supplemental Guarantee Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Guarantee Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.
7. Ratification of Guarantee Agreement; Supplemental Guarantee Agreement Part of Guarantee Agreement. Except as expressly amended hereby, the Guarantee Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Guarantee Agreement shall form a part of the Guarantee Agreement for all purposes, and every Holder of Series 2003A Bonds heretofore or hereafter authenticated and delivered shall by bound hereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Guarantee Agreement to be duly executed, all as of the date first above written.

RRI ENERGY SOLUTIONS EAST, LLC
By:	/s/ Andrew C. Johannesen
	Name:	Andrew C. Johannesen
	Title:	Vice President and Treasurer

RRI ENERGY, INC.
By:	/s/ Andrew C. Johannesen
	Name:	Andrew C. Johannesen
	Title:	Vice President and Treasurer

RRI ENERGY ASSET MANAGEMENT, LLC
By:	/s/ Michael L. Jines
	Name:	Michael L. Jines
	Title:	Vice President

RRI ENERGY BROADBAND, INC.
RRI ENERGY CALIFORNIA HOLDINGS, LLC
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY COOLWATER, INC.
RRI ENERGY CORPORATE SERVICES, LLC
RRI ENERGY ELECTRIC SOLUTIONS, LLC
RRI ENERGY ELLWOOD, INC.
RRI ENERGY ETIWANDA, INC.
RRI ENERGY FLORIDA, LLC
RRI ENERGY KEY/CON FUELS, LLC
RRI ENERGY MANDALAY, INC.
RRI ENERGY NORTHEAST GENERATION, INC.
RRI ENERGY NORTHEAST HOLDINGS, INC.
RRI ENERGY ORMOND BEACH, INC.
RRI ENERGY POWER GENERATION, INC.
RRI ENERGY SABINE (DELAWARE), INC.
RRI ENERGY SABINE (TEXAS), INC.
RRI ENERGY SERVICES, INC.
RRI ENERGY SERVICES DESERT BASIN, LLC
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC.
RRI ENERGY WHOLESALE GENERATION, LLC

By:	/s/ Andrew C. Johannesen
	Name:	Andrew C. Johannesen
	Title:	Vice President and Treasurer of the corporations and limited liability companies listed above

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ Michael Judge
Authorized Signatory

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